                                                                   EXHIBIT 10.22





                    INTEGRATED CIRCUIT SOLUTION INCORPORATION


                              FINANCIAL STATEMENTS
                                      WITH
                          INDEPENDENT AUDITORS' REPORT


                               DECEMBER 31, 1999,
                              DECEMBER 31, 1998 AND
                               SEPTEMBER 30, 1998

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors, Supervisors, and Shareholders of Integrated Circuit Solution Incorporation



     We have audited the accompanying balance sheets of Integrated Circuit Solution Incorporation as of December 31, 1999 and 1998, and September 30, 1998 and the related statements of operations, changes in shareholders' equity, and cash flows for the years ended December 31, 1999 and September 30, 1998 and the three-month period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Integrated Circuit Solution Incorporation as of December 31, 1999 and 1998, and September 30, 1998 and the results of its operations and its cash flows for the years ended December 31, 1999 and September 30, 1998 and the three-month period ended December 31, 1998, in conformity with generally accepted accounting principles.


/s/ Diwan Ernst & Young

Taipei, Taiwan, R.O.C.
January 26, 2000

                    INTEGRATED CIRCUIT SOLUTION INCORPORATION
                                 BALANCE SHEETS
                           DECEMBER 31, 1999 AND 1998
                             AND SEPTEMBER 30, 1998
                    (Amounts in thousand New Taiwan dollars)

                                                           December 31, 1999       December 31, 1998        September 30, 1998
                                                       ------------------------ ------------------------ ------------------------
                   ASSETS                    Notes       Amount            %       Amount         %         Amount           %
                                            ------     -----------      ------  -----------     ------   -----------       ------
CURRENT ASSETS
  Cash and cash equivalents                 2,4(1)     $   146,517       4.27   $   246,860       6.31   $   161,363         3.72
  Restricted investments                    6               31,500       0.92        11,500       0.29        11,500         0.27
  Short-term investments                    2,4(2)              --        --        166,000       4.25            --          --
  Notes and accounts receivable (net)       4(3)           385,704      11.23       186,387       4.77       282,226         6.51
  Receivables from related parties          5              387,564      11.28        62,744       1.60        70,361         1.62
  Inventories (net)                         2,4(4)       1,018,884      29.66     1,380,092      35.30     2,038,752        47.04
  Prepaid expenses & other current assets                   30,367       0.88        37,910       0.97        60,913         1.41
  Deferred income taxes- current            2,4(15)          8,188       0.24         8,360       0.21         9,195         0.21
                                                       -----------     ------   -----------     ------   -----------       ------
      Total current assets                               2,008,724      58.48     2,099,853      53.71     2,634,310        60.78
                                                       -----------     ------   -----------     ------   -----------       ------
LONG-TERM EQUITY INVESTMENTS                4(5),6          32,544       0.95       360,597       9.22       314,089         7.25
                                                       -----------     ------   -----------     ------   -----------       ------
PROPERTY, PLANT AND EQUIPMENT               2,4(6),6
  Land                                                      19,758       0.57            --         --            --          --
  Buildings & facility                                     381,834      11.12       408,302      10.44       575,595        13.28
  Machinery                                              1,081,958      31.50     1,073,084      27.45       934,055        21.55
  Vehicles                                                   6,583       0.19         6,721       0.17         6,721         0.16
  Furniture & fixtures                                      45,074       1.31        41,825       1.07        38,477         0.89
  Miscellaneous equipment                                   98,606       2.87        88,726       2.27        61,695         1.42
  R & D equipment                                           53,504       1.56        36,723       0.94        18,934         0.44
                                                       -----------     ------   -----------     ------   -----------       ------
    Total property, plant and equipment                  1,687,317      49.12     1,655,381      42.34     1,635,477        37.74
  Plus: Prepayments for equipment                           54,338       1.59            --         --        71,382         1.65
  Less: Accumulated depreciation                          (652,114)    (18.99)     (487,990)    (12.48)     (461,090)      (10.64)
                                                       -----------     ------   -----------     ------   -----------       ------
      Net property, plant and equipment                  1,089,541      31.72     1,167,391      29.86     1,245,769        28.74
                                                       -----------     ------   -----------     ------   -----------       ------
OTHER ASSETS
  Assets for lease                                         229,322       6.68       200,505       5.13        55,971         1.29
  Refundable deposits                                          683       0.02           644       0.02         5,132         0.12
  Deferred charge                                           13,105       0.38        12,933       0.33        13,103         0.30
  Deferred income taxes- non-current        2,4(15)         60,943       1.77        67,772       1.73        65,732         1.52
                                                       -----------     ------   -----------     ------   -----------       ------
      Total other assets                                   304,053       8.85       281,854       7.21       139,938         3.23
                                                       -----------     ------   -----------     ------   -----------       ------
TOTAL ASSETS                                           $ 3,434,862     100.00   $ 3,909,695     100.00   $ 4,334,106       100.00
                                                       ===========     ======   ===========     ======   ===========       ======

                           DECEMBER 31, 1999 AND 1998
                             AND SEPTEMBER 30, 1998
                    (Amounts in thousand New Taiwan dollars)

                                                              December 31, 1999        December 31, 1998      September 30, 1998
                                                         -------------------------  ----------------------- -----------------------
   LIABILITIES & SHAREHOLDERS' EQUITY        Notes         Amount           %         Amount         %        Amount           %
                                             -----       -----------      ------    ----------     ------   ----------       ------
CURRENT LIABILITIES
  Short-term debt                             4(7)       $   176,000        5.12    $  251,172       6.42   $  395,770         9.13
  Short-term notes                            4(8)           166,785        4.86       286,843       7.34      232,255         5.36
  Current portion of long-term debt           4(9)            96,056        2.80       137,165       3.51      115,065         2.65
  Notes and accounts payable                                 472,177       13.75       619,881      15.85    1,044,294        24.09
  Payable to equipment supplier                               19,944        0.58       211,494       5.41      240,651         5.55
  Payable to related parties                  5               25,547        0.74       285,289       7.30      257,014         5.93
  Income taxes payable                        2,4(15)             --          --            --         --        1,144         0.03
  Accrued expenses and other
   current liabilities                                       245,939        7.16       105,250       2.69      109,567         2.53
                                                         -----------      ------    ----------     ------   ----------       ------
Total current liabilities                                  1,202,448       35.01     1,897,094      48.52    2,395,760        55.28
                                                         -----------      ------    ----------     ------   ----------       ------
LONG-TERM LIABILITIES
  Accrued pension cost                        2,4(14)          8,818        0.26         5,547       0.14        4,874         0.11
  Long-term debt, less current portion        4(9)           475,196       13.83       521,230      13.33      417,900         9.64
  Refundable deposits-in                                      11,975        0.35            --         --           --           --
                                                         -----------      ------    ----------     ------   ----------       ------
Total long-term liabilities                                  495,989       14.44       526,777      13.47      422,774         9.75
                                                         -----------      ------    ----------     ------   ----------       ------
      TOTAL LIABILITIES                                    1,698,437       49.45     2,423,871      62.00    2,818,534        65.03
                                                         -----------      ------    ----------     ------   ----------       ------
SHAREHOLDERS' EQUITY
  Common shares                               4(10)        1,200,000       34.94     1,200,000      30.69    1,200,000        27.69
  Capital reserves                            2               17,991        0.52        13,229       0.34        7,263         0.17
  Legal reserve                               4(11)          132,195        3.85       132,195       3.38      132,195         3.05
  Retained earnings                           4(12)          389,239       11.33       140,400       3.59      176,114         4.06
  Cumulative translation adjustments          2,4(15)         (3,000)      (0.09)           --         --           --           --
                                                         -----------      ------    ----------     ------   ----------       ------
      TOTAL SHAREHOLDERS' EQUITY                           1,736,425       50.55     1,485,824      38.00    1,515,572        34.97
                                                         -----------      ------    ----------     ------   ----------       ------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY               $ 3,434,862      100.00    $3,909,695     100.00   $4,334,106       100.00
                                                         ===========      ======    ==========     ======   ==========       ======

                (See accompanying notes to financial statements)

                    INTEGRATED CIRCUIT SOLUTION INCORPORATION
                            STATEMENTS OF OPERATIONS
          FOR THE YEARS ENDED DECEMBER 31, 1999 AND SEPTEMBER 30, 1998
               AND THE THREE-MONTH PERIOD ENDED DECEMBER 31, 1998
            (Amounts in thousand New Taiwan dollars except per share)

                                                      January 1, 1999 to       October 1, 1998 to       October 1, 1997 to
                                                       December 31, 1999        December 31, 1998       September 30, 1998
                                                   ------------------------ ------------------------ ------------------------
           Description                   Notes       Amounts        %         Amounts         %        Amounts           %
                                         -----     -----------    ------    -----------     ------   -----------       ------
SALES                                    2,5,9     $ 3,561,473    100.79    $ 1,151,820     101.42   $ 3,837,526       102.11
Less: Sales returns and discounts                      (28,019)    (0.79)       (16,122)     (1.42)      (79,170)       (2.11)
Net sales                                            3,533,454    100.00      1,135,698     100.00     3,758,356       100.00
COST OF GOODS SOLD                                  (2,958,924)   (83.74)    (1,108,714)    (97.62)                    (85.51)
                                                   -----------    ------    -----------     ------   -----------       ------
GROSS PROFIT                                           574,530     16.26         26,984       2.38       544,576        14.49
                                                   -----------    ------    -----------     ------   -----------       ------
OPERATING EXPENSES
  Research and development expenses                   (125,358)    (3.55)       (31,556)     (2.78)     (241,433)       (6.42)
  Selling expenses                                     (84,142)    (2.38)       (14,423)     (1.27)      (62,691)       (1.67)
  Administration expenses                             (113,326)    (3.21)       (23,442)     (2.06)      (75,157)       (2.00)
                                                   -----------    ------    -----------     ------   -----------       ------
    Total operating expenses                          (322,826)    (9.14)       (69,421)     (6.11)     (379,281)      (10.09)
                                                   -----------    ------    -----------     ------   -----------       ------
OPERATING INCOME (LOSS)                                251,704      7.12        (42,437)     (3.74)      165,295         4.40
                                                   -----------    ------    -----------     ------   -----------       ------
OTHER INCOME
  Interest income                                       10,123      0.29          3,640       0.32        11,979         0.32
  Rental income                                         42,989      1.22             --         --            --           --
  Gain on disposal of property,
    plant and equipment                  2               5,951      0.17          7,458       0.66         9,006         0.24
  Gain on disposal of short-term
    investments                                          1,408      0.04             54       0.00           356         0.01
  Reversal of inventory loss provision   2              56,500      1.60             --         --            --           --
  Gain on disposal of long-term
    investments                                         36,409      1.03             --         --        68,366         1.82
  Foreign currency exchange- gain                           --        --         22,030       1.94            --           --
  Others                                                 8,310      0.24         16,602       1.46         2,612         0.07
                                                   -----------    ------    -----------     ------   -----------       ------
                Total other income                     161,690      4.59         49,784       4.38        92,319         2.46
                                                   -----------    ------    -----------     ------   -----------       ------
OTHER EXPENSES
  Interest expense                                     (61,670)    (1.74)       (29,876)     (2.63)      (76,132)       (2.03)
  Expenses related to assets for lease                 (10,890)    (0.31)            --         --            --           --
  Foreign currency exchange- loss        2              (1,375)    (0.04)            --         --       (86,160)       (2.29)
  Investment loss                                      (11,527)    (0.33)            --         --            --           --
  Inventory loss provision               2                  --        --           (857)     (0.08)      (84,000)       (2.24)
  Physical inventory loss                               (5,171)    (0.15)        (1,117)     (0.10)       (4,852)       (0.13)
  Others                                               (62,160)    (1.76)        (5,184)     (0.46)       (6,381)       (0.17)
                                                   -----------    ------    -----------     ------   -----------       ------
                Total other expenses                  (152,793)    (4.33)       (37,034)     (3.26)     (257,525)       (6.85)
                                                   -----------    ------    -----------     ------   -----------       ------
INCOME (LOSS) BEFORE TAXES                             260,601      7.38        (29,687)     (2.61)           89         0.00
INCOME TAX BENEFIT (EXPENSE)             2,4(15)        (7,000)    (0.20)           (61)     (0.01)        5,096         0.14
                                                   -----------    ------    -----------     ------   -----------       ------
NET INCOME (LOSS)                                  $   253,601      7.18    $   (29,748)     (2.62)  $     5,185         0.14
                                                   ===========    ======    ===========     ======   ===========       ======
NET INCOME (LOSS) PER SHARE               4(13)    $      2.11              $     (0.25)             $      0.04
                                                   ===========              ===========              ===========

                (See accompanying notes to financial statements)

                    INTEGRATED CIRCUIT SOLUTION INCORPORATION
                       STATEMENTS OF SHAREHOLDERS' EQUITY
          FOR THE YEARS ENDED DECEMBER 31, 1999 AND SEPTEMBER 30, 1998
               AND THE THREE-MONTH PERIOD ENDED DECEMBER 31, 1998

                    (Amounts in thousand New Taiwan dollars)


                                                                                                   Cumulative
                                                 Common      Capital        Legal      Retained    translation
            Description                          shares      reserves     reserves     earnings    adjustments        Total
            -----------                        ----------    --------     --------     ---------   -----------     -----------
Balance as of October 1, 1997                  $  900,000     $    58     $118,226     $ 493,360      $    --      $ 1,511,644

Appropriation and distribution of 1996
  retained earnings:

  Legal reserve                                        --          --       13,969       (13,969)          --               --

  Employee bonuses                                     --          --           --        (1,257)          --           (1,257)

  Stock dividend                                  300,000          --           --      (300,000)          --               --
Gain on disposal of property, plant and
  equipment transferred to capital reserve             --       7,205           --        (7,205)          --               --

Net income, 1997                                       --          --           --         5,185           --            5,185
                                                                          --------     ---------      -------      -----------
Balance as of September 30, 1998                1,200,000       7,263      132,195       176,114           --        1,515,572

Gain on disposal of property, plant and
  equipment transferred to capital reserve             --       5,966           --        (5,966)          --               --

Net losses, 1998                                       --          --           --       (29,748)          --          (29,748)
                                               ----------     -------     --------     ---------      -------      -----------
Balance as of December 31, 1998                 1,200,000      13,229      132,195       140,400           --        1,485,824

Gain on disposal of property, plant and
  equipment transferred to capital reserve             --       4,762           --        (4,762)          --               --

Net income, 1999                                       --          --           --       253,601           --          253,601

Cumulative translation adjustment                      --          --           --            --       (3,000)          (3,000)
                                               ----------     -------     --------     ---------      -------      -----------
Balance as of December 31, 1999                $1,200,000     $17,991     $132,195     $ 389,239      $(3,000)     $ 1,736,425
                                               ==========     =======     ========     =========      =======      ===========

                (See accompanying notes to financial statements)

                    INTEGRATED CIRCUIT SOLUTION INCORPORATION
                            STATEMENTS OF CASH FLOWS
           FOR THE YEARS ENDED DECEMBER 31, 1999 AND SEPTEMBER 30, 1998
               AND THE THREE-MONTH PERIOD ENDED DECEMBER 31, 1998

                    (Amounts in thousand New Taiwan dollars)

                                                                             JANUARY 1,          OCTOBER 1,          OCTOBER 1,
                                                                                1999                1998                1997
                                                                                 TO                  TO                  TO
                                                                             DECEMBER 31,       DECEMBER 31,        SEPTEMBER 30,
                   DESCRIPTION                                                  1999                1998                1998
                   -----------                                              -------------       ------------        -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                                           $ 253,601          $ (29,748)         $     5,185
  Adjustments to reconcile net income (loss) to net cash
      provided by operating activities
    Deferred income tax                                                           7,001             (1,205)              (5,098)
    Inventory loss provision (Reversal)                                         (56,500)               857               84,000
    Depreciation                                                                206,432             44,557              120,987
    Amortization                                                                  3,038                170                   --
    Net gain on disposal of property, plant and equipment                        (5,915)            (7,458)              (8,983)
    Loss on long-term equity investment                                          11,527                 --              (68,366)
    Decrease (increase) in short-term investment                                166,000           (166,000)                  --
    Decrease (increase) in notes and accounts receivable                       (199,317)            95,839              (70,646)
    Decrease (increase) in receivable from related parties                     (324,820)             7,617              530,452
    Decrease (increase) in inventories                                          417,708            657,803           (1,194,879)
    Decrease in prepaid expenses and other current assets                         7,543             23,003               14,990
    Increase (decrease) in notes and accounts payable                          (147,704)          (424,413)             507,528
    Increase (decrease) in payable to related parties                          (259,742)            28,275               (6,413)
    Decrease in income taxes payable                                                 --             (1,144)                (757)
    Increase (decrease) in accrued expenses & other current liabilities         140,689             (4,318)             (73,985)
                                                                              ---------          ---------          -----------
      Net cash provided by (used in) operating activities                       219,541            223,835             (165,985)
                                                                              ---------          ---------          -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Increase in restricted investments                                            (20,000)                --                   --
  Decrease (increase) in refundable deposits                                        (39)             4,488               (2,867)
  Purchase of property, plant and equipment                                    (353,530)          (143,532)            (535,457)
  Decrease (increase) in long-term investments                                  313,526            (46,507)             298,027
  Additions to intangible assets                                                 (3,210)                --               (9,878)
  Proceeds from disposal of property, plant and equipment                        10,496             11,119               29,001
                                                                              ---------          ---------          -----------
     Net cash used in investing activities:                                     (52,757)          (174,432)            (221,174)
                                                                              ---------          ---------          -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase (decrease) in short-term debts                                   (75,172)          (144,598)             219,835
  Net increase (decrease) in short-term notes                                  (120,058)            54,588              232,255
  Net decrease in payable to related parties                                         --                 --             (371,799)
  Net increase (decrease) in long-term debts                                    (87,143)           125,430              134,015
  Net increase in refundable deposits-in                                         11,975                 --                   --
  Net increase in accrued pension cost                                            3,271                674                2,293
  Employee bonuses                                                                   --                 --               (1,257)
                                                                              ---------          ---------          -----------
      Net cash provided by (used in) financing activities                      (267,127)            36,094              215,342
                                                                              ---------          ---------          -----------
Net increase (decrease) in cash and cash equivalents                           (100,343)            85,497             (171,817)
Cash and cash equivalents at the beginning of period                            246,860            161,363              333,182
                                                                              ---------          ---------          -----------
Cash and cash equivalents at the end of period                                $ 146,517          $ 246,860          $   161,365
                                                                              =========          =========          ===========
Supplemental disclosures of cash flow information:
  Interest paid during the period (excluding capitalized interest)            $  68,928          $  35,444          $    63,507
                                                                              =========          =========          ===========
  Income tax paid during the period                                           $   1,082          $     277          $     2,865
                                                                              =========          =========          ===========
  Purchase of property, plant and equipment                                   $ 161,980          $ 114,375          $   728,491
  Plus: Payables to equipment supplier, beginning                               211,494            240,651               47,617
  Minus: Payables to equipment supplier, ending                                 (19,944)          (211,494)            (240,651)
                                                                              ---------          ---------          -----------
  Cash used in purchase of property, plant & equipment                        $ 353,530          $ 143,532          $   535,457
                                                                              =========          =========          ===========
Non-cash activities
  Current portion of long term debt                                           $  96,056          $ 137,165          $   115,065
                                                                              =========          =========          ===========
  Stock dividend declared                                                     $      --          $      --          $   300,000
                                                                              =========          =========          ===========

                (See accompanying notes to financial statements)

                    INTEGRATED CIRCUIT SOLUTION INCORPORATION

                          NOTES TO FINANCIAL STATEMENTS

               December 31, 1999 and 1998, and September 30, 1998
            (Amounts in thousand NT dollars unless otherwise stated)



1.    ORGANIZATION AND BUSINESS

      Integrated Circuit Solution Incorporation (the "Company") was incorporated in the Hsinchu Science-Based Industrial Park ("HSIP"), Taiwan on September 10, 1990. The Company operates principally as a designer, manufacturer and supplier of integrated circuits.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Accounting Period
      The Company first adopted an accounting year that ended on September 30. On September 11, 1998, the Company's shareholders' resolved to change to the calendar accounting year. The 3-month period from October 1 through December 31, 1998 was referred as the period "1998" in the financial statements.

      Cash Equivalents
      Cash equivalents are short-term, highly liquid investments that are readily convertible to known amounts of cash, and so near their maturity that they present insignificant risk of changes in interest rates. Commercial papers, negotiable certificates of deposit, and bank acceptances with remaining maturity of three months or less at investment date are considered cash equivalents.

      Short- Term Investments
      Short-term investments are carried at lower of cost or market value at the balance sheet date using weighted average cost method.

      Inventories
      Inventories are carried at lower of cost or market value using the weighted average cost method. Replacement cost is used to determine the market value of raw materials. Net realizable value is used to determine the market value of work in process and finished goods.

      Property, Plant and Equipment
      Property, plant and equipment are stated at cost less accumulated depreciation. Depreciation is provided on the straight-line basis over the following useful lives:

            Building & facility                                  3 to 50 years
                                       (building 50 years, facility 3-10 years)
            Machinery                                            3 to 5 years
            Furniture & fixtures                                 3 to 8 years
            Vehicles                                             5 years
            Miscellaneous equipment                              3 to 10 years
            R & D equipment                                      3 to 5 years

      Improvements and replacements are capitalized and depreciated over their estimated useful lives while ordinary repairs and maintenance are expensed as incurred. Gains or losses resulting from the disposal of property, plant and equipment are presented under other income or expenses. In addition, gains from disposal of property, plant, and equipment, net of income tax, are transferred from retained earnings to capital reserve in the current year.

      Foreign Currency Transactions

      The Company maintains its accounting records in New Taiwan dollars ("NT Dollars" or "NT$"). Transactions denominated in foreign currencies are recorded in New Taiwan dollars using the exchange rates in effect at the dates of transactions. Assets and liabilities denominated in foreign currencies are translated into NT Dollars using the exchange rates in effect at the balance sheet date. Foreign exchange gains or losses are included in other incomes or losses. Exchange gains or losses on inter-company foreign currency transactions of capital or long-term nature are included in cumulative translation adjustments, a separate component of stockholders' equity. Payable and receivable resulted from contracted forward exchange are net as either assets or liabilities on balance sheets.

      Income taxes

      The Company recognizes deferred tax assets and liabilities for the expected future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their tax bases, and tax credits. On the basis of the expected realizability of the deferred tax assets, a valuation allowance is provided.

      Undistributed earnings generated after 1998 would be subject to a 10% tax in compliance with R.O.C. income tax law.

      Revenue Recognition

      Revenue is recognized when it is realized or realizable and when it is earned. Revenue from the sale of product is recognized when ownership is transferred to the customer, which normally occurs when shipment is made.

      Capital Expenditures vs. Revenue Expenditures

      If the expenditure increases the future service potential of the plant assets and the lump sum purchase price per transaction exceeds a certain criteria, the expenditure is capitalized, while the others are expensed as incurred.

      Employee Retirement Benefits

      The Company has a defined benefit pension plan covering substantially all of its employees. In accordance with the ROC Labor Standards Law, the Company made a monthly contribution equal to 2 % of the wages and salaries paid during the period to a pension fund maintained with the Central Trust of China. The fund, established during 1991 to meet employees retirement benefit entitlements, is administered by the Employees' Retirement Fund Committee and is deposited under the committee's name. Therefore, the pension fund is not included in the financial statements of the Company.

      The Company adopted ROC Statement of Financial Accounting Standards No. 18, "Accounting for Pensions".

      Derivative financial instrument

      Gains and losses on contracts designated as hedges of existing assets and liabilities are accrued as exchange rate changes and are recognized in current income. Gains and losses on contracts designated as hedges of net investments in foreign subsidiaries are accrued as exchange rate changes and are recognized as translation adjustment, a separate component of shareholders' equity. Gains and losses on contracts designated as hedges of identifiable foreign currency firm commitments are deferred and included in the measurement of the related foreign currency transaction.

3.    REASONS AND EFFECTS FOR ACCOUNTING PRINCIPLE CHANGE
      None

4.    CONTENT OF SIGNIFICANT ACCOUNTS

      (1) Cash and Cash Equivalents

                                       1999.12.31    1998.12.31     1998.9.30
                                       ----------    ----------     ---------
        Cash on hand                    $     155     $     141     $     140
        Saving and Checking                90,362       104,719        50,223
        Time Deposits                      56,000       142,000       111,000
                                        ---------     ---------     ---------
        Total                           $ 146,517     $ 246,860     $ 161,363
                                        =========     =========     =========

      (2) Short-Term Investments

                                       1999.12.31    1998.12.31     1998.9.30
                                       ----------    ----------     ---------
        Beneficiary certificates        $      --     $ 166,000     $      --
        Less: Allowance for market             --            --            --
        value decline
                                        ---------     ---------     ---------
        Net                             $      --     $ 166,000     $      --
                                        =========     =========     =========

         Short-term investments were not pledged.

      (3) Notes and Accounts Receivable

                                       1999.12.31    1998.12.31     1998.9.30
                                       ----------    ----------     ---------
        Notes receivable                $  15,548     $   8,410     $  28,751
        Accounts receivable               384,566       188,387       265,885
                                        ---------     ---------     ---------
            Total                         400,114       196,797       294,636
        Less: Allowance for bad debt      (14,410)      (10,410)      (10,410)
            Allowance for sales discount       --            --        (2,000)
                                        ---------     ---------     ---------
            Net                         $ 385,704     $ 186,387     $ 282,226
                                        =========     =========     =========

      (4) Inventories

                                       1999.12.31      1998.12.31       1998.9.30
                                      -----------     -----------     -----------
        Raw materials                 $   277,741     $   253,516     $   449,293
        Work in process                   107,897         740,680         836,850
        Finished goods                    811,246         620,396         987,609
                                        ---------     -----------     -----------
                                        1,196,884       1,614,592       2,273,752
        Less: Allowance for market
              value decline and
              obsolescence               (178,000)       (234,500)       (235,000)
                                        ---------     -----------     -----------
            Net                         1,018,884     $ 1,380,092     $ 2,038,752
                                        =========     ===========     ===========

         The insurance coverage for inventories amounted to NT$2,129,032, NT$2,053,550 and NT$2,053,550 as of December 31, 1999, 1998 and
         September 30, 1998, respectively.

      (5) Long- Term Equity Investments (shares in thousands)

                               1999.12.31               1998.12.31               1998.9.30
                       ------------------------  -----------------------   ------------------------
                                                                                                      Accounting
   Investee            Shares   amount      %    Shares   amount    %      Shares   amount     %        Method
   --------            -----    ------    -----  ------  --------  -----   ------  --------   -----   --------
1. United Integrated      --        --       --  31,643  $316,429  2.11%   31,409  $314,089   2.09%   Cost
     Circuits Corp

2. Nexflash            1,070    28,618    17.59   1,070    31,618 16.97%       --        --      --   Cost
     Technologies Inc

3. Dynachip               --        --       --     143     9,708     --       --        --      --   Cost
     Corporation

4. ICSI-Japan            0.2     1,084     100%      --        --     --       --        --      --   Equity

5. ISSI(Warrant)          --     2,842    --         --     2,842     --       --        --      --   Cost
                                ------                   --------                  --------
                                32,544                   $360,597                  $314,089
                                ======                   ========                  ========



         Please refer to note 6 for assets pledged as collateral.

      (6) Property, Plant and Equipment

         a. Total interests capitalized amounted to NT$731, NT$30,684 and NT$615 for the years ended December 31, 1999 and September 30, 1998 and the three-month period ended December 31, 1998, respectively.

         b. The insurance coverage for property, plant and equipment amounted to NT$1,833,065, NT$1,921,975 and NT$1,921,975 as of December 31,
             1999 and 1998, and September 30, 1998, respectively.

         c. Please refer to note 6 for property, plant and equipment pledged as collateral.

      (7) Short- Term Debt

                                      1999.12.31          1998.12.31         1998.9.30
                                      ----------          ----------         ---------
        Working capital loan:
        Due within 180 day with
           variable interest rates      $176,000            $251,172          $395,770
                                        --------            --------          --------

         a. The Company's unused short-term lines of credits amounted to NT$501,673, NT$248,718 and NT$174,370 as of December 31, 1999 and
             1998, and September 30, 1998, respectively.

         b. The interest rates of short-term debt ranged from 5.58% to 7.75%, 2.25% to 8.75% and 7.5% to 8.58% as of December 31, 1999 and 1998,
             and September 30, 1998, respectively.

         c. Please refer to note 6 for assets pledged as collateral for short term debt.

      (8) Short-Term Notes

                                      1999.12.31          1998.12.31         1998.9.30
                                      ----------          ----------         ---------
        Commercial paper                $170,000          $290,000             $235,000
        Less: discount                    (3,215)           (3,157)              (2,745)
                                        --------          --------             --------
              Net                       $166,785          $286,843             $232,255
                                        ========          ========             ========

         a. The interest rates of short-term notes ranged from 4.62% to 5.1%, 5% to 7.5% and 6.88% to 7.23% as of December 31, 1999 and 1998, and
             September 30, 1998, respectively.


         b. The Company's unused short-term lines of credits for short-term notes amounted to NT$169,000, NT$0 and NT$5,000 as of December 31, 1999 and 1998, and September 30, 1998, respectively.

      (9) Long- Term Debt

                                                          Interest Rate                              Balance
                                             -----------------------------------------   ---------------------------------
                                              1999/1/1-      1998/10/1-     1997/10/1-
                                             1999/12/31      1998/12/31     1999/9/30    1999/12/31   1998/12/31   1998/9/30
                                             ----------      ----------     ---------    ----------   ----------   ---------
         SECURED                               6.64%          6.67%          6.85%        171,252       187,000      69,600
         International
         Commercial Bank of China
            Repayable in 21 quarterly
            installments from April 1999
            to  April 2004 with variable
            interest rates

         China Trust Bank                      7.75%             --             --        300,000            --          --
            Repayable in 21 quarterly
            installments from January
            2000 to November 2004 with
            variable interest rates

         Chao Tung Bank                           --          6.67%          8.82%             --       471,395     463,365
            Fully repaid in 1999                              8.67%          8.82%

         COMMERCIAL PAPER                      4.93%            --              --        100,000            --          --
         China Trust Bank
            Due within 180 days and
            expected to be refinanced
                                                                                           -------      --------    --------
         Total Long-term debt                                                              571,252       658,395     532,965
         Current portion of long-term debt                                                 (96,056)     (137,165)   (115,065)
                                                                                           475,196       521,230     417,900
                                                                                           =======      ========    ========

         Please refer to Note 6 for assets pledged as collateral.

      (10) Capital Stock

          As of October 1, 1997, the Company's authorized and issued capital was $900,000 divided into 90,000,000 shares, each at par of NT$10.


          On April 29, 1998, the Company's shareholders resolved in the annual meeting to declare a 33.33% stock dividend which resulted in the issuance of 30,000,000 shares.

          As of December 31, 1999, the Company's authorized and issued common shares amounted to NT$1,200,000 divided into 120,000,000 shares each at par of NT$10.

      (11) Legal Reserve


          According to the ROC Company Law, 10% of the Company's net income, after deducting previous years' losses, if any, is appropriated as legal reserve prior to any distribution until such reserve is equal to the Company's paid-in capital. When the legal reserve is equal to 50% of the paid-in stock, 50% of such reserve may be distributed to the Company's shareholders through the issuance of additional common share.

      (12) Income Distribution

          The Company's articles of incorporation provide that the net income, after deducting the previous years' losses and the appropriation to the legal reserve ("Distributable Earnings"), may be appropriated or distributed in the following sequence:

          a. Employee bonuses at no less than 8% of the remaining.

          b. The remaining may be appropriated or distributed follow the resolution of the Company's shareholders meeting.

      (13) Earnings Per Common Share

          The Company's basic earnings (losses) per share for the years ended December 31, 1999 and September 30, 1998 and the 3-month period ended December 31, 1998, were NT$2.11, NT$0.04 and NT$(0.25), respectively. The basic earnings (losses) per common share were computed by dividing the net earnings (losses) of NT$253,601, NT$5,185 and NT$(29,748) for the underlying periods, by the weighted average number of common shares outstanding of 120,000,000, respectively. The weighted average number of common shares outstanding were computed as follows: (in shares)

                    Items               1999.1.1-1999.12.31 1998.10.1-1998.12.3 1997.10.1-1998.9.30
                                        ------------------- ------------------- -------------------
        Common shares outstanding,
            beginning                      120,000,000         120,000,000           90,000,000
        Stock dividend 33.33%                       -                    -           30,000,000
                                           -----------         -----------           ----------
        Weighted average number of
           shares outstanding              120,000,000         120,000,000         120,000,000
                                           ===========         ===========         ===========

    (14) Retirement Plan

          The actuarial assumptions for 1999 are as follows:
          Discount rate                                                     6.5%
          Expected long-term rate of return on plan assets                  6.5%
          Rate of increase in future compensation levels                    5.0%


          (1) The status of the defined benefit plans covering employees in ROC was as follows:

                                                1999.12.31   1998.12.31    1998.9.30
                                                ----------   ----------    ---------
            Benefit Obligations
              Vested benefit obligation           $     --     $     --     $     --
              Non-vested benefit obligation        (10,253)      (5,779)      (3,949)
                                                  --------     --------     --------
              Accumulated benefit obligation       (10,253)      (5,779)      (3,949)
              Effect of projected future
                salary increase                    (19,796)     (18,443)     (18,443)
                                                  --------     --------     --------
            Projected benefit obligation           (30,049)     (24,222)     (22,392)
            Fair value of plan assets               18,874       13,123       11,965
                                                  --------     --------     --------
            Pension plan status                    (11,175)     (11,099)     (10,427)
            Unrecognized transition obligation          --           --           --
            Unrecognized prior service cost             --           --           --
            Unrecognized gains and losses            2,327        5,552        5,581
            Under-accrual / over-accrual                30           --          (28)
                                                  --------     --------     --------
            Accrued pension cost                    (8,818)    $ (5,547)    $ (4,874)
                                                  ========     ========     ========

         (2) Components of net periodic pension cost for 1999

            Service cost                                               $7,233
            Interest cost                                               1,585
            Expected return on plan assets                               (853)
            Amortization                                                  218
                                                                       ------
            Net periodic pension cost                                  $8,183
                                                                       ======

      (15) Income Taxes

          A. The preferential income tax rate of 20%, instead of 25% applicable to other business entities, is applicable to the Company, qualified as a Science-Based Industry provided by article 3 of the Statute for the Establishment and Administration of a Science-Based Industrial Park.

          B. The Company is entitled to income tax exemption periods of five consecutive years starting October 1, 1992; four consecutive years starting May 16, 1995; and four consecutive years starting December 19, 1995, on income generated from qualifying manufacturing high technology activities. Permission was obtained from the administrative office of the Hsinchu Science-Based Industrial Park.

          C. Income tax assessments for the years up to 1995 have been finalized by the tax authorities.

          D. As of December 31, 1999 unused tax credits available to reduce future income tax amounted to NT$170,132 and expire as follows:

                                                                          NT$
                                                                        ------
                       2000                                             89,788
                       2001                                             43,255
                       2002                                              5,642
                       2003                                             31,477
                                                                       -------
                       Total                                           170,132
                                                                       =======

          E.  Information related to imputation of shareholders' income tax

                                                                      1999/12/31    1998/12/31
                                                                      ----------    ----------
          Available shareholders' tax credit                             $61            $61
          Expected rate of shareholders' tax credit                     0.03%          N.A.

          F.  Information related to undistributed retained earnings

                                                                      1999/12/31    1998/12/31
                                                                      ----------    ----------
          Prior to 1997                                                $176,114       $176,114
          After 1997 (inclusive)                                        213,125       (35,714)
                                                                       --------       --------
            Total                                                      $389,239       $140,400
                                                                       ========       ========

          G. (1) Deferred tax assets and liabilities as of December 31, 1999 are as follows:


                                                                           NT$
                 (a) Total deferred tax liabilities                        3,073
                                                                         =======
                 (b) Total deferred tax assets                           190,185
                                                                         =======
                 (c) Valuation allowance for deferred tax assets         117,981
                                                                         =======

          (d) Temporary differences that generated deferred tax assets or liabilities:

                                                                                  Amount   Tax effect
                                                                                  -------  ----------
                                                                                    NT$        NT$
                     Taxable temporary difference
                       Recognition of unrealized foreign exchange gain             30,730     3,073
                                                                                  =======   =======
                     Deductible temporary difference
                       Recognition of unrealized inventory provision              178,000    17,800
                                                                                  =======   =======
                     Deductible temporary difference
                       Recognition of unrealized foreign exchange loss              6,298       630
                                                                                  =======   =======
                     Deductible temporary difference
                       Recognition of unrealized allowance for bad debts            6,533       653
                                                                                  =======   =======
                     Deductible temporary difference
                       Recognition of unrealized loss on long term investments      9,708       970
                                                                                  =======   =======
                     Income tax credit                                                      170,132
                                                                                            =======

                     (2) Deferred tax assets - current                                      108,870

                         Valuation allowance for deferred tax assets - current              (97,609)
                                                                                           --------
                         Net deferred tax assets - current                                   11,261
                         Net deferred tax liabilities - current                              (3,073)
                                                                                           --------
                         Net deferred tax assets and liabilities - current                    8,188
                                                                                           ========
                     (3) Deferred tax assets - noncurrent                                    81,315
                         Valuation allowance for deferred tax assets - noncurrent           (20,372)
                                                                                           --------
                         Net deferred tax assets - noncurrent                                60,943
                                                                                           ========
                     (4) Income tax payable- current                                             --
                         Net deferred income tax effect                                       7,000
                                                                                           --------
                       Income tax expense                                                     7,000
                                                                                           ========

          H.  (1) Deferred tax assets and liabilities as of

                December 31, 1998 are as follows:

                                                                                             NT$
                                                                                           --------
                     (a) Total deferred tax liabilities                                         486
                     (b) Total deferred tax assets                                          248,402
                                                                                            =======
                     (c) Valuation allowance for deferred tax assets                        171,784
                                                                                            =======
                     (d) Temporary differences that generated deferred tax assets or liabilities:


                                                                              Amount       Tax effect
                                                                              -------      ----------
                                                                                NT$           NT$
                     Taxable temporary difference
                       Recognition of unrealized foreign exchange gain          2,432           486
                                                                              =======       =======
                     Deductible temporary difference
                      Recognition of unrealized inventory provision           234,500        46,900
                                                                              =======       =======
                     Deductible temporary difference
                       Recognition of unrealized foreign exchange loss         11,072         2,215
                                                                              =======       =======
                     Deductible temporary difference
                       Recognition of unrealized allowance for bad debt         8,298         1,660
                                                                              =======       =======
                     Deductible temporary difference
                       Recognition of unrealized gross profit                  43,386         8,677
                                                                              =======       =======
                     Income tax credits                                                     188,950
                                                                                            =======

                                                                                         NT$
                     (2) Deferred tax assets - current                                 67,789
                         Valuation allowance for deferred tax assets - current        (58,943)
                                                                                     --------
                         Net deferred tax assets - current                              8,846
                         Net deferred tax liabilities - current                          (486)
                                                                                     --------
                         Net deferred tax assets and liabilities - current              8,360
                                                                                     ========

                     (3) Deferred tax assets - noncurrent                             180,613
                         Valuation allowance for deferred tax assets - noncurrent    (112,841)
                                                                                     --------
                         Net deferred tax assets - noncurrent                          67,772
                                                                                     ========
                     (4) Income tax payable - current                                      --
                         Net deferred income tax effect                                    61
                                                                                     --------
                         Income tax expense                                                61
                                                                                     ========

          I. (1) Deferred tax assets and liabilities as of September 30, 1998 are as follows:

                                                               NT$
          (a) Total deferred tax liabilities                     332
                                                             =======
          (b) Total deferred tax assets                      236,053
                                                             =======
          (c) Valuation allowance for deferred tax assets    160,794
                                                             =======

          (d) Temporary differences that generated deferred tax assets or liabilities:

                                                                             Amount    Tax effect
                                                                             -------   ----------
                                                                               NT$        NT$
                      Taxable temporary difference
                        Recognition of unrealized foreign exchange gain        1,658         332
                                                                             =======    ========
                        Deductible temporary difference
                         Recognition of unrealized inventory provision       235,000      47,000
                                                                             =======    ========
                        Deductible temporary difference
                          Recognition of unrealized foreign exchange loss     23,055       4,611

                                                                             =======    ========
                      Deductible temporary difference- others                  1,080         216
                                                                             =======    ========
                      Income tax credits                                                 184,226
                                                                                        ========


              (2) Deferred tax assets - current                                           69,693
                  Valuation allowance for deferred tax assets - current                  (60,166)
                                                                                        --------
                  Net deferred tax assets - current                                        9,527
                  Net deferred tax liabilities - current                                    (332)
                                                                                        --------
                  Net deferred tax assets and liabilities - current                        9,195
                                                                                        ========

              (3) Deferred tax assets - noncurrent                                       166,360
                  Valuation allowance for deferred tax assets - noncurrent              (100,628)
                                                                                        --------
                  Net deferred tax assets - noncurrent                                    65,732
                                                                                        ========
              (4) Income tax payable - current                                             1,144
                  Net deferred income tax effect                                          (6,240)
                                                                                        --------
                  Income tax benefit                                                      (5,096)
                                                                                        ========

5. RELATED PARTY TRANSACTIONS

     (1) Related Parties and Relationships

        Related parties                                       Relationships
        -------------------------------------------------     -------------------
        Integrated Silicon Solution (USA) Inc. (ISSI-USA)     The Company's major shareholder
        ISSI-USA, Taiwan Branch (ISSI Branch)                 Branch office of ISSI-USA
        Integrated Silicon Solution (H.K.) Inc. (ISSI-HK)     Equity investee of ISSI-USA

        Integrated Circuit Solution (H.K.) Inc. (ICSI-HK)     Same General Manager
        Integrated Circuit Solution (Japan) Inc.(ICSI-Japan)  The Company's equity investee
        Nexflash Technologies Inc. (Nexflash)                 Equity investee of ISSI-USA

     (2) Major Transactions with Related Parties

        a. Purchase

                             1999 (12 months)         1998 (3 months)          1997 (12 months)
                           -------------------      -------------------      --------------------
                                     % of total               % of total                % of total
                           Amount     purchase      Amount     purchase      Amount      purchase
                           -------    --------      -------    --------      -------     --------
             ISSI-USA      $50,262      4.44%       $36,825      16.72%      $63,159       2.11%
                           -------      -----       -------      ------      -------       -----
             Others            514      0.05%             -           -            -           -
                           -------      -----       -------      ------      -------       -----
             Total         $50,776      4.49%       $36,825      16.72%      $63,519       2.11%
                           =======      =====       =======      ======      =======       =====

         There was no similar transaction for comparison of purchase price from ISSI-USA. Payment term to ISSI-USA is similar to those of third-party customers.

        b. Sales and services rendered:

                             1999 (12 months)         1998 (3 months)          1997 (12 months)
                           -------------------      -------------------      --------------------
                                     % of total                % of total                % of total
                           Amount     purchase       Amount     purchase       Amount     purchase
                         ----------  ----------     --------   ----------    ----------  ---------
             ISSI-USA    $1,221,473     34.57%      $588,979      51.86%     $2,180,428    58.02%
             ISSI-H.K       117,954      3.34%        23,193      2.04%          92,822     2.47%
             ISSI-Branch    180,013      5.09%       205,252      18.07%              -        -
             Nexflash        38,121      1.08%             -          -               -        -
             Others             632      0.02%             -          -               -        -
                         ----------     ------      --------      ------     ----------    ------
                Total    $1,558,193     44.10%      $817,424      71.97%     $2,273,250    60.49%
                         ==========     ======      ========      ======     ==========    ======

         For 1999, sales price to ISSI-USA is 102% of cost. Price for service rendered to ISSI-USA is similar to those of third-party customers. For 1998 and 1997, sales price is about 90% to 115% of cost, NET 60. In 1999, sale price to ISSI-USA, Taiwan Branch was 102% of cost.

        c. Property transactions

        (1) The Company sold equipment to ISSI-USA in 1999 for NT$4,366 with a gain of NT$4,035.

        (2) The Company sold equipment to ISSI-HK in 1999 for NT$302 with gain of NT$49.

        d. Financing

            Loan from ISSI-USA (None for 1998 and 1999)

                                   Highest      Balance    Interest  Total interest paid
                                   balance     1998/9/30    rate       during the year
                                 ------------ ------------ --------  ---------------------
            1997 (12 months)       $452,660       $-        5.75%          $18,045
                                 ============ ============ ========  =====================

        e. The Company entered into a royalty agreement with ISSI-USA for obtaining the manufacturing technology of and authorization to sell SRAM, EEPROM, FLASH and DRAM products. Royalty expenses for 1999 and 1997 were NT$7,707 and NT$96,563, respectively. Such expenses were included in R&D expenses.

        f. The Company charged ISSI-USA NT$6,466 and NT$6,347 for 1999 and 1998, respectively, for wafer processing expenses.

        g. In 1997, the Company sold 25,000,000 shares of stock of UICC to ISSI-USA for NT$313,671. Gain from the sale was NT$63,671.

        h. The Company purchased wafer on behalf of ISSI-USA. The amounts were NT$814,287 and NT$21,766 for 1999 and 1998, respectively.

        i. In 1999, the Company lent NT$2,607 to ICSI-Japan for start-up expenses.

        (3) Receivable and payable resulting from the above transactions as of December 31, 1999 and 1998, and September 30, 1998 were as follows.

                                    1999.12.31              1998.12.31                1998.9.30
                                -------------------     -------------------      --------------------
                                             % of                   % of                      % of
                                          total A/R               total A/R                 total A/R
                                 Amount    or A/P        Amount     or A/P        Amount     or A/P
                                --------  ---------     -------   ---------      -------    ---------
            Receivables from
            ISSI-USA            $338,280    43.75%     $     --          --     $     --          --
            ISSI-HK               26,359     3.41%       62,744      25.18%       70,361      19.96%
            Nexflash              18,006     2.33%           --          --           --          --
            Others                 4,919     0.64%           --          --           --          --
                                --------    -----      --------      -----      --------      -----
            Total               $387,564    50.13%     $ 62,744      25.18%     $ 70,361      19.96%
                                ========    =====      ========      =====      ========      =====
            Payable to
            ISSI-USA             $25,320     4.89%     $285,186      25.54%     $256,692      16.65%
            Others                   227     0.04%          103           -          322       0.02%
                                --------    -----      --------      -----      --------      -----
            Total                $25,547     4.93%     $285,289      25.54%     $257,014      16.67%
                                ========    =====      ========      =====      ========      =====

6. ASSETS PLEDGED AS COLLATERAL

   The Company's assets pledged as collateral as of December 31, 1999 and 1998, and September 30, 1998 were as follows:


      Assets pledged             1999.12.31     1998.12.31       1998.9.30      Content
      --------------             ----------     ----------       ---------      -------
Restricted investment            $  31,500       $  11,500       $  11,500      Guarantee
Machinery                          356,054         480,833         410,791      Secured loan
Buildings                          573,696              --              --      Secured loan
Long-term investment                    --         200,000         200,000      Secured loan
Long-term investment                    --          20,000          20,000      Guarantee
                                 ---------       ---------       ---------
          Total                  $ 961,250       $ 712,333       $ 642,291
                                 =========       =========       =========

7. COMMITMENTS AND CONTINGENCIES

   The Company's commitments and contingencies, not included in the financial statements, as of December 31, 1999 were as follows:

   Operating Leases

   The Company has operating leases of land and buildings for its business purposes. Payments resulted from lease obligations expected to be paid in the future are as follows:

Year                Lease Payable
----                -------------
2000                  $  3,837
2001                  $  3,837
2002                  $  3,847
2003                  $  2,186
2004 through 2016     $ 25,860


8. SIGNIFICANT SUBSEQUENT EVENTS

   None

9. SEGMENT INFORMATION
(1)

                            1999 (12 months)                       1998 (3 months)                 1997 (12 months)
                      ----------------------------         ----------------------------       -------------------------
                         Amount               %               Amount               %             Amount            %
                      -----------         --------         -----------         --------       -----------      --------
Domestic              $ 1,531,852            43.35         $   429,817            46.85       $ 1,046,514         27.84
Export                  2,029,621            57.44             722,003            54.57         2,791,012         74.26
Less: return &
allowance                 (28,019)           (0.79)            (16,122)           (1.42)          (79,170)        (2.10)
                      -----------         --------         -----------         --------       -----------      --------
Net sales             $ 3,533,454           100.00         $ 1,135,698           100.00       $ 3,758,356        100.00
                      ===========         ========         ===========         ========       ===========      ========

(2) Major customers

                            1999 (12 months)      1998 (3 months)       1997 (12 months)
                          -------------------    -----------------    -------------------
           Customers        Amount         %     Amount         %       Amount        %
           ---------      ----------   ------    --------   ------    ---------    ------
               A          $1,221,473   34.57%    $588,979   51.86%    $2,180,428   58.02%
               B                  --      --      205,252   18.07%            --      --
                          ----------   -----     --------   -----     ----------   -----
                          $1,221,473   34.57%    $794,231   69.93%    $2,180,428   58.02%
                          ==========   =====     ========   =====     ==========   =====

10. DERIVATIVE FINANCIAL INSTRUMENTS

   (1) Contract Amount or Nominal Amount and Credit Risk as of December 31,
      1999:


              Financial instrument               Contract /nominal amount          Credit risk
              --------------------               ------------------------          ----------
      Forward currency exchange contract              USD $7,000,000                   --
                                                      ==============
      Option contract (Buy)                           USD $3,000,000                   --
                                                      ==============
      Option contract (Sell)                         USD $10,000,000                   --
                                                     ===============


      Credit risk amount represents forward exchange contracts with positive fair value factoring in the offsetting effect of the master netting arrangement as of balance sheet date. If the credit risk amount is positive and the transaction party breaches the contract, the Company will incur a loss. The possibility for incurring a loss is remote since the Company's transaction parties are banks with great reputation.

      (2) Market Value Risk

          Market value risk is insignificant due to the fact that the purpose of forward exchange contract is hedging and the gain or loss from fluctuation of interest or exchange rates will be offset by the gain or loss from the forward exchanges hedged.

      (3) Liquidity Risk

          No significant cash flow risks since the exchange rate of forward contract is fixed.

      (4) Types of derivative financial instruments, purpose of holding the derivative financial instruments and the strategy for achieving the hedging purpose: The Company's derivative financial instruments are not held for trading purpose. The purpose of holding forward exchange contract is to hedge exchange rate fluctuation risk resulting from assets, liabilities or commitments denominated in foreign currency. The Company's hedging strategy is to avoid majority of market price risk. Derivative financial instruments selected for hedging are highly anti-co-related with the fluctuation of the fair value of derivatives hedged. Derivatives are evaluated periodically.

     (5)  Presentation of derivative financial instruments

        Forward exchange contract receivable and payable are reported under current assets or liability on net amount. As of December 31, 1999, details were as follows(in NT$):


        Forward contract receivable                           220,628
        Forward contract payable                            (220,220)
        Discount                                                  552
                                                            --------
        Forward contract receivable-net                           960
                                                            =========

        Foreign exchange loss incurred in the period ended December 31, 1999 was reported under other expenses in the income statements.

     (6)  Fair value of financial instruments

        The carrying amounts and fair values of the Company's financial instruments are as follows:


                                             1999.12.31                         1998.12.31
                                   ----------------------------        -----------------------------
                                     Carrying                           Carrying
                                      value          Fair value           value          Fair value
                                   -----------       ----------        ----------        -----------
Non-derivative
  Assets
    Cash & cash equivalents        $  146,517        $  146,517        $  246,860        $  246,860
    Restricted investment              31,500            31,500            11,500            11,500
    Short-term investment                  --                --           166,000           166,189
    Receivable                        787,678           773,268           249,131           259,540
    Long-term investment               32,544                --           360,597                --
  Liabilities
    Short-term debt                   176,000           176,000           251,172           251,172
    Notes payable                     166,785           166,785           286,843           286,843
    Trade payable                     763,607           763,607         1,369,923         1,369,923
    Long-term debt                    571,252           571,252           521,230           521,230
Derivatives
  Assets
    Forward contracts                     960               408            21,769            22,030

     The methods and assumptions used to estimate the fair value of derivative financial instruments are as follows:

     (1) The fair value of the Company's short-term financial instruments is based on the book value of those instruments at reporting date due to the short maturity of those instruments. The method applied to cash and cash equivalents, restricted investment, receivable, payable and short-term debt.

     (2) The fair value of the Company's marketable securities is based on market prices at reporting date if market prices are available. The fair value of the Company's marketable securities is based on financial or any other information if market prices are not available.

     (3) The fair value of the Company's long-term borrowings bearing variable interests, which includes current portion of long-term debt, is estimated using the book value of the debt at reporting date.

     (4) The fair value of derivative financial instruments, normally includes unrealized gain or loss from outstanding forward exchange contracts, is assumed to be the predicted amount that the Company is entitled to receive or obligated to pay if the Company terminated contracts.